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                                                          EXHIBIT 99.5


                          Avalon Bay Communities, Inc.




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                               Transaction Summary


     These materials contain forward-looking statements within the meaning of
     Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. The words "except," "anticipate," "estimate" and other similar expressions which are predictions of or indicate future events and trends and which do not relate solely to historical matters, including information concerning the companies' future FFO estimates, identify forward-looking statements. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are in some cases beyond the control of the companies and may cause the actual results, performance or achievements of the companies to differ materially from anticipated future results, performance or achievements expressed or implied by such forward looking statements.



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                               Transaction Summary

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                                    Overview

     * Preeminent Luxury Apartment Company

     * National High "Barrier-to-Entry" Strategy

     * Significant Presence in Top 10 Apartment Markets

     * Expanded Construction and Reconstruction Capabilities

     * $3.7 Billion Total Market Capitalization

     * Superior Shareholder Value Creation



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                               Transaction Summary

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     * Company Name:            Avalon Bay Communities, Inc.

     * Exchange Ratio:          .7683 BYA Shares Issued per AVN Share

     * Accretion:               $0.15 per Share Estimated in 1999

     * Dividend:                Increased from $1.68 to $2.04 per Share

     * Accounting Treatment:    Purchase Accounting

     * Board Composition:       9 Independents, 3 Members of Senior Management

     * Headquarters:            Alexandria, VA; Super-regional Offices in
                                San Jose, CA and Wilton, CT

     * Anticipated Closing:     June 1998




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                               Transaction Summary

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                             Office of the Executive


                               Executive Chairman
                                Gilbert M. Meyer



                             Chief Executive Officer
                               Richard L. Michaux
                                (Line to Meyer)


                               President & C.O.O.
                                Charles H. Berman
                               (Line to Michaux)


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                               Transaction Summary
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                                Senior Management


                               Executive Chairman
                                Gilbert M. Meyer
                                 (line to Meyer)

                             Chief Executive Officer
                               Richard L. Michaux
                                (line to Michaux)

                                President & C.O.O.
                                Charles H. Berman
                                (line to Michaux)

     CFO           Development/        Property Operations     Investments
Thomas J. Sargeant Acquisition          Robert H. Slater    Jeffrey B. Van Horn
(line to Michaux)    Bryce Blair        (line to Berman)      (line to Michaux)
                   (line to Berman)


     Integration                    Construction            Administration
    Max L. Gardner                Morton L. Newman       Debra Lynn Shotwell
   (line to Michaux)              (line to Berman)         (line to Michaux)


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                               Transaction Summary

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                               Merger Integration

     * Management and Board Committed to Integration Process

     * Merger Iintegration Firms Retained

     * "Best Practices" Focus

     * Relocation of President & C.O.O.

     * Scaleable Information Systems

     * Waiving Acceleration of Options and Grants



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                               Strategic Rationale


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                      Strategic Rationale - Common Heritage

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     * Identical High "Barrier-to-Entry" Strategies

     * Similar Backgrounds as Investments Developers/Builders

     * Consistent High Quality Asset and Resident Profile

     * "Superior Resident Service" Ethic

     * Similar Capital Structures and Financing Strategies


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                              The Combined Company
                               Community Locations
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[Map of the United States indicating development
community, community, pre-sale community, corporate headquarters, regional office]



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                      Strategic Rationale - Market Strength
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                         1998 Top Ten Apartment Markets
   ----------------------------------------------------------------------------
   Metropolitan Area      Bay         Avalon      Combined

   ----------------------------------------------------------------------------

   1.   San Francisco      x                          x
   2.   Orange County      x                          x
   3.   Boston                           x            x
   4.   San Jose           x                          x
   5.   New York/Nassau Suffolk          x            x
   6.   San Diego          x                          x
   7.   Oakland/East Bay   x                          x
   8.   Seattle            x             x            x
   9.   Los Angeles        x                          x
   10.  Minneapolis                      x            x

   ----------------------------------------------------------------------------
   ------------------
   Source:  Jan/Feb Multi-Housing News, 1998.



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                              Strategic Rationale -
                       Improved Geographic Diversification
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     [Pie chart indicating geographic diversification]



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                        Strategic Rationale - Management
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                             Outstanding Management

     * "Local Sharpshooter" in All Markets

     * Unparalleled Management Expertise

       - Acquisition

       - Development

       - Construction

       - Reconstruction

       - Property Operations

     * Significant Management Bench Strength

     * Incentive Compensation to Encourage Employee Retention

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                      Strategic Rationale - Credit Profile
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                         Improved Financial Flexibility

     * Strong Financial Ratios

     * Improved Stability of Cash Flows

     * Broader Geographic Diversification

     * Improved Liquidity

     * Positive Response from Rating Agencies


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                    Strategic Rationale - Improved Liquidity
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     [Graph indicating Average Monthly Trading Volume of Bay ($46.71 million),
     Avalon ($42.07 million) and Combined ($88.78 million)]



     ------------------------
     Note:  Average monthly trading volume for 1997
            multiplied by the average daily price for the year.



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                         Strategic Rationale - Synergies
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     * Lower Cost of Capital

     * Lower General and Administrative Expenses

       - Corporate Governance

       - Information and Accounting Systems

       - Telecommunication

     * Operating Efficiencies Due to Critical Mass

       - Operating Expenses (Economies of Scale)

       - Bulk Purchasing

       - Insurance

       - Alternative Revenue Sources



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                      Value Creation

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              Value Creation - Infrastructure
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     * Coast-to-Coast Presence

     * 11 Regional Offices and 1,600 Employees

     * Operating History in 29 Supply-Constrained Markets

     * Local Development and Acquisition Expertise

     * Construction and Reconstruction Capabilities

     * Proven Scaleable Systems


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                       Value Creation - Financial Strength
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     * Intelligent Balance Sheet

       - Minimal Floating Rate Debt

       - Low Leverage

       - Staggered Maturities

     * $60 Million FFO in Excess of Dividends in 1998

     * $575 Million Existing Credit Lines

     * Proven Access to Capital


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                            Value Creation - Internal
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     * 140 Communities; 40,506 Apartment Homes

     * 8%+ "Same Store" FFO Growth

     * $0.32 per Share Loss to Lease

     * $0.05 per Share Loss to Reconstruction

     * Greater Base for Non-Rental Revenue



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                            Value Creation - External
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                                New Construction

($ in millions)        Number of    Number of     Approximate   Weighted Average
                       Communities    Homes         Cost            Return
                      -----------    --------   --------------   --------------

Completed                  20         5,273          $554            12.0%(1)


In Construction            16         4,533           668            10.3%(2)

In Planning                19         5,200           694              N/A
                          -----     ---------     ----------         -------

Total                      55        15,006         $1,916
                          ===        ======         ======



     -------------------------
     (1)  Current Yield.
     (2)  Budgeted Yield.



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                            Value Creation - External
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                                 Reconstruction



                                       Total
($ in                                               Total
millions)    Number of    Number of  Purchase   Reconstructed   Weighted Average
             Communities   Homes      Price          Cost            Return
             ----------    ------    --------     -----------      ------------

Completed        18         4,358      $310         $   349          10.2%(1)


In Re-
construction     24         7,455       563             720           9.4%(2)



Total            42        11,813      $873         $ 1,069
                ====      =======      ====         =======




     -------------------------
     (1)  Current Yield.
     (2)  Budgeted Yield.



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                            Value Creation - Strategy
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     * Focus on High Barrier-to-Entry Markets

     * Reconstruction in Midwest and Eastern Regions

     * Increase Construction and Reconstruction in
       Pacific Northwest

     * New Construction in the Midwest and Southern
       California

     * Urban, In-Fill Communities

     * Establish Position as Buyer of Choice



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                   Financial Highlights

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                    Financial Highlights - Capital Structure
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         [Pie chart indicating capital structure]




                                  Preferred Equity 9%


        Common Equity 63%                               Debt 28%





                    $3.7 Billion Total Market Capitalization

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                    Financial Highlights - Debt Composition
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          [Pie chart indicating debt composition]



        Fixed Rate                          Fixed Rate
       Secured Debt                        Unsecured Debt
           6%                                   45%



    Fixed Rate
   Tax-Exempt Debt                                Unsecured
         36%                Variable Rate       Credit Facility
                           Tax-Exempt Debt           7%
                                 6%



                             $1.0 Billion Total Debt

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                     Financial Highlights - Debt Maturities
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   [Graph indicating debt maturities for the years 1999
                       through 2037]


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                     Financial Highlights - Financial Ratios
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                                               Pro Forma 1997 (1)

                                             -----------------------

     Fixed Charge Coverage (2)                      3.5x

     Debt to Total Market Cap                        28%

     LT Floating Rate Debt to Total Market Cap        2%

     Debt & Preferred to Total Market Cap            37%

     FFO Payout Ratio                                69%



   ----------------------------
   (1) Pro forma as of December 31, 1997 as adjusted for offerings by either company. Fixed charge coverage and FFO payout ratio are for the fourth quarter of 1997.

   (2) Without capitalized interest.


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                           Summary

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                          Summary
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     * Preeminent Luxury Apartment Home Company in the
     U.S.

     * Significant Presence in Top 10 Apartment Markets

     * Shareholder Value Creation

       - $0.07 per Share Accretion Estimated for
     Remainder of 1998

       - $0.15 per Share Accretion Estimated for 1999

       - $0.36 Dividend Increase

       - Lower Cost of Capital and Expanded Growth
     Platform